EXHIBIT 10(r)(3)

CNA INSURANCE COMPANIES
CNA Plaza.
Chicago, IL 60685

DECLARATIONS EXCESS INSURANCE POLICY

NOTICE

THIS IS A "CLAIMS-MADE" POLICY AND, SUBJECT TO ITS PROVISIONS, APPLIES ONLY TO ANY CLAIM FIRST MADE AGAINST THE INSUREDS DURING THE POLICY PERIOD. NO COVERAGE EXISTS FOR ANY CLAIM FIRST MADE AFTER THE END OF THE POLICY PERIOD UNLESS, AND TO THE EXTENT, THE EXTENDED REPORTING PERIOD APPLIES. THE LIMIT OF LIABILITY SHALL BE REDUCED BY AMOUNTS INCURRED AS DEFENSE COSTS.

ACCOUNT NUMBER      45386

COVERAGE PROVIDED BY     CONTINENTAL CASUALTY COMPANY

POLICY NUMBER       DOX 600028634

AGENCY         910 701425


NAMED ENTITY AND PRINCIPAL ADDRESS
Item 1.

RICHARDSON ELECTRONICS, LTD.
40W267 KESLINGER RD.
LAFOX, IL  60147

Attn: LEONARD R. PRANGE


AGENT

NORTHBROOK RISK MANAGERS INC
ROBINA K. FISHER
3100 DUNDEE RD. STE. 205
P.O. BOX 4410 NORTHBROOK, IL  62624
(708) 564-4350


Item 2. Policy Period:

May 31, 1994 to May 31, 1995
12:01 a.m. Standard Time at the Principal Address stated in Item 1.

Item 3.  Limit of Liability (Inclusive of Defense Costs):
$5,000,000 Maximum aggregate Limit of Liability for the Policy
Period.

Item 4.  Schedule of Underlying Insurance:
     A.   Primary Policy:
          Name of Carrier     Federal Insurance Company
          Policy No.          8125-64-60C
          Limits              $15,000,000
          Deductible/Retention Amount  0/0/$1,000,000

     B.   Underlying Excess Policy(ies):
          Name of Carrier     Federal Insurance Company
          Policy No.          443 01 66
          Limits              $15,000,000
          Deductible/Retention Amount


Item 5. Policy Premium:
     $26,300


Item 6. Forms and Endorsements forming a part of this policy at inception: G-15920-A12, G-39543-B, G-39543-B


These Declarations along with the completed and signed Application and the Excess Insurance Policy, shall constitute the contract between the Insureds, the Named Entity, and the Insurer.


Authorized Representative   Selwyn S. Marcus
Date:  8-23-94

CANCELLATION/NON-RENEWAL PROVISIONS
STATE OF ILLINOIS


Any cancellation or non-renewal provisions contained in the policy to which this endorsement is attached are deleted and replaced by the following:

I.   Cancellation

A.   This policy can be cancelled by either the entity named in
     Item 1. of the Declarations or the Insurer.

     1. The entity named in Item 1. of the Declarations can cancel this policy at any time by mailing advance written notice to the Insurer stating when the cancellation is to be effective.

     2. The Insurer can cancel this policy by giving written notice to the entity named in Item 1. of the Declarations at least:

          a. 10 days before the effective date of cancellation if cancellation is for non-payment of premium. However, the entity named in Item 1. of the Declarations may continue the coverage by payment in full at any time prior to the effective date of cancellation;

          b. 30 days before the effective date of cancellation if cancellation is for any other reason provided that the policy has been in effect for 60 days or less; or

          c. 60 days before the effective date of cancellation if the policy has been in effect for more than 60 days and cancellation is for any other reason as set forth below.

     B.   The Insurer will mail notice to the entity named in Item
          1. of the Declarations at the last mailing address known to the Insurer, and a copy shall also be mailed to the agent of the entity named in Item 1. of the Declarations.

     C. Notice of cancellation will state the effective date of cancellation. The policy will end on that date. The specific reason for such cancellation shall also be stated.

     D.   Proof of mailing will be sufficient proof of notice.

     E. If this policy is cancelled, the Insurer will send the entity named in Item 1. of the Declarations any premium refund due. If the Insurer cancels, the refund will be pro-rata. If the entity named in Item 1. of the Declarations cancels, the refund may be less than pro-rata.

          The cancellation will be effective even if the Insurer has not made or offered a refund.

          If this policy has been in effect for more than 60 days, the Insurer shall not cancel this policy except for one or more of the following conditions:

          1.   non-payment of premium;

          2.   material misrepresentation;

          3.   a material increase in the hazard insured against;

          4. violation of any terms or conditions of the policy by the entity named in Item 1. of the Declarations;

          5. substantial loss of reinsurance by the Insurer affecting this particular type of insurance, certified to the insurance regulatory authority;

          6. a determination by the insurance regulatory authority that continuation of the policy will place the Insurer in violation of the insurance laws of the state.

II.  Non-Renewal

If the Insurer decides not to renew this policy, 60 days advance written notice shall be mailed to the entity named in Item 1. of the Declarations at the last known address.

The notice shall include the specific reason for such non-renewal.

If the Insurer offers to renew this policy at terms which involve an increase in premium of 30% or more or changes in deductibles or coverage that materially alter the policy, such terms will take effect on the renewal date if the Insurer has notified the entity named in Item 1. of the Declarations of the terms at lest 60 days prior to the expiration date of this policy.


This endorsement, which forms a part of and is for attachment to the following described Policy issued by the designated Insurer takes effect on the effective date of said Policy, unless another effective date is shown below, at the hour stated in said Policy and expires concurrently with said Policy.


Must Be Completed
ENDT. NO. 1    POLICY NO. 600028634


PRIOR OR PENDING LITIGATION


IN CONSIDERATION OF THE PREMIUM CHARGED, IT IS HEREBY UNDERSTOOD AND AGREED THAT THE INSURER SHALL NOT BE LIABLE TO MAKE ANY PAYMENT FOR LOSS IN CONNECTION WITH ANY CLAIM MADE AGAINST THE DIRECTORS OR OFFICERS BASED UPON OR ATTRIBUTABLE TO LITIGATION PRIOR TO OR PENDING AS OF 5/31/91 INVOLVING THE COMPANY NOTED IN ITEM A OF THE DECLARATIONS PAGE (HEREINAFTER CALLED THE COMPANY) AND/OR ITS SUBSIDIARY(IES) AND/OR DIRECTORS OR OFFICERS OF THE COMPANY AND/OR ITS SUBSIDIARY(IES) OR ARISING OUT OF THE FACTS OR CIRCUMSTANCES UNDERLYING OR ALLEGED IN ANY SUCH PRIOR OR PENDING LITIGATION.

ALL OTHER PROVISIONS OF THE POLICY REMAIN UNCHANGED.

This endorsement is a part of your policy and takes effect on the effective date of your policy, unless another effective date is shown below.

Must Be Completed
ENDT. NO 2     POLICY NO. 600028634

PRIOR NOTICE EXCLUSION ENDORSEMENT

IT IS UNDERSTOOD AND AGREED THAT THE INSURER SHALL NOT BE LIABLE TO MAKE ANY PAYMENT FOR LOSS IN CONNECTION WITH ANY CLAIM MADE AGAINST THE DIRECTORS OR OFFICERS BASED UPON, ARISING OUT OF, RELATING TO, DIRECTLY OR INDIRECTLY RESULTING FROM OR IN CONSEQUENCE OF, OR IN ANY WAY INVOLVING:

1. ANY WRONGFUL ACT OR ANY MATTER, FACT, CIRCUMSTANCE, SITUATION, TRANSACTION, CASUALTY, OR EVENT WHICH HAS BEEN THE SUBJECT OF ANY NOTICE GIVEN PRIOR TO THE EFFECTIVE DATE OF THIS POLICY
     UNDER ANY OTHER POLICY, OR

2.   ANY OTHER WRONGFUL ACT WHICH, TOGETHER WITH A WRONGFUL ACT
     WHICH HAS BEEN THE SUBJECT OF SUCH NOTICE DESCRIBED IN THE
     PRECEDING CLAUSE, WOULD CONSTITUTE INTERRELATED WRONGFUL ACTS.

IT IS FURTHER UNDERSTOOD AND AGREED THAT THE TERM "INTERRELATED
WRONGFUL ACTS" IS DEFINED AS FOLLOWS:

WRONGFUL ACTS WHICH HAVE IN COMMON ANY MATTER, FACT, CIRCUMSTANCE, SITUATION, TRANSACTION, CASUALTY OR EVENT, OR ONE OR MORE SERIES
THEREOF.

ALL OTHER PROVISIONS OF THE POLICY REMAIN UNCHANGED.

This endorsement is a part of your policy and takes effect on the effective date of your policy, unless another effective date is shown below.

Must Be Completed
ENDT. NO. 3    Policy No. 600028634


EXCESS INSURANCE POLICY

In consideration of the payment of the premium and in reliance on all statements made and information furnished to Continental Casualty Company (hereinafter called the "Insurer"), and/or to the insurers of the Underlying Insurance, including the statements made in the Application made a part hereof and subject to all of the provisions of this Policy, the Insurer and the Insureds agree as follows:

I.   INSURING AGREEMENT

     The Insurer shall provide the Insureds with excess coverage over the Underlying Insurance as set forth in Item 4 of the Declarations during the Policy Period set forth in Item 2 of the Declarations. Coverage hereunder shall attach only after all such Underlying Insurance has been exhausted by payments for losses and shall then apply in conformance with the same provisions of the Primary Policy at its inception, except for premium, limit of liability and as otherwise specifically set forth in the provisions of this Policy.

II.  POLICY DEFINITIONS

     Application shall mean the written application for this Policy, including any materials submitted therewith, which together shall be on file with the Insurer and deemed a part of and attached hereto as if physically attached to this Policy.

     Named Entity means the organization named in Item 1 of the Declarations.

     Insureds means those persons or organization(s) insured under the Primary Policy, at its inception.

     Policy Period means the period from the effective date and hour of this Policy as set forth in Item 2. of the Declarations, to the Policy expiration date and hour set forth in Item 2. of the Declarations, or its earlier cancellation date or termination date, if any.

     Primary Policy means the Policy scheduled in Item 4(a) of the Declarations.

     Underlying Insurance means all those Policies scheduled in
     Item 4 of the Declarations and any Policies replacing them.

III. MAINTENANCE OF UNDERLYING INSURANCE

     All of the Underlying Insurance scheduled in Item 4 of the Declarations shall be maintained during the Policy Period in full effect, except for any reduction of the aggregate limit(s) of liability available under the Underlying Insurance solely by reason of payment of losses thereunder. Failure to comply with the foregoing shall not invalidate this Policy but the Insurer shall not be liable to a greater extent than if this condition had been complied with. To the extent that any Underlying Insurance is not maintained in full effect during the currency of this Policy Period, then the Insureds shall be deemed to have retained any loss for the amount of the limit of liability of any Underlying Insurance which is not maintained as set forth above.

     In the event of any actual or alleged (a) failure by the Insureds to give notice or to exercise any extensions under any Underlying Insurance or (b) misrepresentation or breach of warranties by any of the Insureds with respect to any Underlying Insurance, the Insurer shall not be liable hereunder to a greater extent than it would have been in the absence of such actual or alleged failure, misrepresentation or breach.

     It is further a condition of this Policy that the Insurer shall be notified in writing, as soon as practicable of cancellation and/or alteration of any provisions of any of the policies of Underlying Insurance.

IV.  LIMIT OF LIABILITY

     The amount set forth in Item 3 of the Declarations shall be the maximum aggregate Limit of Liability of the Insurer for the Policy Period.

     Costs of defense shall be part of and not in addition to the Limit of Liability in Item 3 of the Declarations, and such costs of defense shall reduce the Limit of Liability stated in
     Item 3 of the Declarations.

V.   DEPLETION OF UNDERLYING LIMIT(S)

     In the event of the depletion of the limit(s) of liability of the Underlying Insurance solely as the result of actual payment of losses thereunder by the applicable insurers, this Policy shall, subject to the Insurer's Limit of Liability and to the other terms of this Policy, continue to apply to losses as Excess Insurance over the amount of insurance remaining under such Underlying Insurance. In the event of the exhaustion of all of the limit(s) of liability of such Underlying Insurance solely as a result of payment of losses thereunder, the remaining limits available under this Policy shall, subject to the Insurer's Limit of Liability and to the other provisions of this Policy, continue for subsequent losses as primary insurance and any retention specified in the Primary Policy shall be imposed under this Policy as to each claim made; otherwise no retention shall be imposed under this Policy.

     This Policy only provides coverage excess of the Underlying Insurance. This Policy does not provide coverage for any loss not covered by the Underlying Insurance except and to the extent that such loss is not paid under the Underlying Insurance solely by reason of the reduction or exhaustion of the available Underlying Insurance through payments of loss thereunder. In the event the insurer of one or more of the Underlying Insurance policies fails to pay loss in connection with any claim covered under the Underlying Insurance as a result of the insolvency, bankruptcy, or liquidation of said insurer, then the Insureds hereunder shall be deemed to have retained any loss for the amount of the limit of liability of said insurer which is not paid as a result of such insolvency, bankruptcy or liquidation.

     If any Underlying Insurance bears an effective date which is prior to the effective date of this Policy and if any such insurance becomes exhausted or impaired by payment of loss with respect to any claim which, shall be deemed to be made prior to the effective date of this Policy, then with respect to any claim made after the effective date of this Policy, the Insureds shall be deemed to have retained any loss for the amount of any such Underlying Insurance which is exhausted or impaired by payment of loss with respect to such claim made prior to the effective date of this Policy.

VI.  CLAIM PARTICIPATION

     The Insured shall not admit liability, consent to any judgment against them, or agree to any settlement which is reasonably likely to involve the Limit of Liability of this Policy without the Insurer's consent, such consent not to be unreasonably withheld.

     The Insurer may, at its sole discretion, elect to participate in the investigation, settlement or defense of any claim against any of the Insureds for matters covered by this Policy even if the Underlying Insurance has not been exhausted.

     All provisions of the Underlying Insurance are considered as part of this Policy except that it shall be the duty of the Insureds and not the duty of the Insurer to defend any claims against any of the Insureds.

VII. SUBROGATION - RECOVERIES

     In that this Policy is "Excess Coverage", the Insureds and the Insurer's right of recovery against any person or other entity may not be exclusively subrogated. Despite the foregoing, in the event of any payment under this Policy, the Insurer shall be subrogated to all the Insured's rights of recovery against any person or organization, and the Insureds shall execute and deliver instruments and papers and do whatever else is necessary to secure such rights.

     Any amounts recovered after payment of loss hereunder shall be apportioned in the inverse order of payment to the extent of actual payment. The expenses of all such recovery proceedings shall be apportioned in the ratio of respective recoveries.

VIII. NOTICE

     The Insurer shall be given notice in writing as soon as is practicable in the event of (a) the cancellation of any Underlying Insurance and (b) any additional or return premiums charged or allowed in connection with any Underlying Insurance. Notice regarding (a) and (b) above shall be given to Manager, Directors and Officers Liability Underwriting, CNA Insurance Companies, CNA Plaza, Chicago, Illinois 60685.

     The Insurer shall be given notice as soon as practicable of any notice of claim or any situation that could give rise to a claim under any Underlying Insurance. Notice of any claim to the Insurer shall be given in writing to Manager, Professional Liability Claims, CNA Insurance Companies, CNA Plaza, Chicago, Illinois 60685.

IX.  COMPANY AUTHORIZATION CLAUSE

     By acceptance of this Policy, the Named Entity named in Item
     1 of the Declarations agrees to act on behalf of all the Insureds with respect to the giving and receiving of notice of claim or cancellations, the payment of premiums and the receiving of any return premiums that may become due under this Policy and the Insureds agree that the Named Entity shall in all cases be authorized to act on their behalf.

X.   ALTERATION

     No change in or modification of this Policy shall be effective except when made by endorsement signed by an authorized employee of the Insurer or any of its agents relating to this Policy.

XI.  POLICY CANCELLATION

     This Policy may be cancelled by the Named Entity at any time by written notice or by surrender of this Policy to the Insurer. This Policy may also be cancelled by or on behalf of the Insurer by delivery to the Named Entity or by mailing to the Named Entity, by registered, certified or other first class mail, at the address shown in Item 1 of the Declarations, written notice stating when, not less than thirty (30) days thereafter, the cancellation shall become effective. The mailing of such notice as aforesaid shall be sufficient proof of notice and this Policy shall cancel at the date and hour specified in such notice.

     If the period of limitation relating to the giving of notice is prohibited or made void by any law controlling the construction thereof, such period shall be deemed to be amended so as to be equal to the minimum period of limitation permitted by such law.

     The Insurer shall refund the unearned premium computed at less than pro-rata if the Policy is cancelled in its entirety by the Named Entity. Under any other circumstances the refund shall be computed pro rata.

XII. EXCLUSIONS

     Notwithstanding any provisions of the Underlying Insurance, the Insurer shall not be liable to make payment for loss in connection with any claim based upon, arising out of, relating to, directly or indirectly resulting from, or in consequence of, or in any way involving:

     1. nuclear reaction, radiation or contamination regardless of causes;

     2. pollutants, including but not limited to loss arising out of any:

          a. request, demand or order that any of the Insureds or others test for, monitor, clean up, remove, contain, treat, detoxify or neutralize, or in any way respond to, or assess the effects of pollutants, or

          b. claim by or on behalf of a governmental authority for damages because of testing for, monitoring, cleaning up, removing, containing, treating, detoxifying or neutralizing or in any way responding to or assessing the effects of pollutants;

          Pollutants means any solid, liquid, gaseous or thermal irritant or contaminant, including smoke, vapor, soot, fumes, acids, alkalis, chemicals and waste. Waste includes materials to be recycled, reconditioned or reclaimed .

XIII. CONDITIONS

     No action shall be taken against the Insurer unless, as a condition precedent, there shall have been full compliance with all the provisions of this Policy, nor until the amount of the Insureds obligation to pay shall have been finally determined either by final and nonappealable judgement against the Insureds after trial, or by written agreement of the Insureds, the claimant and the Insurer.


RENEWAL APPLICATION FOR
DIRECTORS AND OFFICERS LIABILITY INSURANCE


NOTICE


THIS IS AN APPLICATION FOR A CLAIMS-MADE POLICY WHICH, SUBJECT TO ITS PROVISIONS, APPLIES ONLY TO ANY CLAIM FIRST MADE AGAINST THE DIRECTORS AND OFFICERS DURING THE POLICY PERIOD. NO COVERAGE EXISTS FOR CLAIMS FIRST MADE AFTER THE END OF THE POLICY PERIOD UNLESS, AND TO THE EXTENT, THE EXTENDED REPORTING PERIOD APPLIES. THE LIMIT OF LIABILITY SHALL BE REDUCED BY AMOUNTS INCURRED AS DEFENSE COSTS. DEFENSE COSTS SHALL BE SUBJECT TO THE RETENTION AMOUNTS. PLEASE REVIEW THE POLICY CAREFULLY AND DISCUSS THE COVERAGE WITH YOUR INSURANCE AGENT OR BROKER.

INSTRUCTIONS FOR COMPLETING THIS APPLICATION

Please read the instructions carefully, and complete and submit all requested Information and required attachments. Please note that terms appearing in bold face in the above Notice and in any Application Question below are defined in the Policy and shall have the same meaning in this Application as in the Policy. This Application and all materials submitted or required shall be held in confidence. Questions 3 and 4 need not be answered if the information requested is contained in any required attachments.

REQUIRED ATTACHMENTS:

     1. All proxy statements and Notices of Annual Meeting to Stockholders within the last twelve months
     2. Audited financial statements for the most recent three fiscal years
     3.   The latest interim financial statements
     4.   The indemnification provisions of the charter and bylaws
     5.   Any filings made to the SEC within the last 12 months

Please submit this Application to:

     CNA INSURANCE COMPANIES
     FINANCIAL INSURANCE DIVISION - 20 SOUTH
     CNA PLAZA
     CHICAGO, ILLINOIS 60685
     (312)

ANY PERSON WHO, WITH INTENT TO DEFRAUD OR KNOWING THAT (S)HE IS
FACILITATING A FRAUD AGAINST AN INSURER, SUBMITS AN APPLICATION OR FILES A CLAIM CONTAINING A FALSE OR DECEPTIVE STATEMENT MAY BE
GUILTY OF INSURANCE FRAUD.

1.   Named Entity:    Richardson Electronics, Ltd.

     Street Address:   40W267 Keslinger Road

     City: LaFox    State: IL      Zip Code: 60147

     Telephone:  (708) 208-2200

2. The Officer designated by the Entity to receive notices from the Insurer concerning this Insurance is:

     Leonard R. Prange, Vice President & CFO

Questions 3 and 4 Need Not be Answered if the Information Requested is Contained in the Required Attachments

3.   Has there been any material change in the nature of the
     operations within the last 12 months?             No
If "Yes", provide details;

4.   Stock Ownership of Named Entity

                                                     Class B Common

a.Total number of common shares outstanding: 8,039,727   3,247,543
b.Total number of common shareholders:           732          47
c.Total number of common shares owned directly
     or beneficially by Directors:           6,556,591   3,273,877
d.Total number of common shares owned directly
     or beneficially by Officers who are not
     Directors                                  282,866      1,174
e.Does any shareholder own directly or beneficially
     five percent or more of the common shares?   Yes
     If "Yes", designate name and percentage of holdings:
     See attached

Include by attachment the information above (item.a-e) for any additional classes of voting stock.

f.Are there any other securities convertible
     to voting stock?                        Yes
If "Yes", provide details: 7-1/4% Convertible Subordinated
Debentures due Dec. 15, 2006 convertible into 3,583,161 shares of common stock at a conversion price of $21.14 per share.

5.   Have there been any changes in senior management (Board
     Chairman, President, Executive Vice President, etc.) in the
     last 12 months?                         No

If "Yes", provide details: Attached is list of officers and directors

6. By attachment to this Application, provide the following information for any Subsidiary acquired or created after the effective date of the current Policy:

a.   Name                     d.   Nature of business
b.   Date of acquisition      e.   Domestic or foreign
c.   Percent of ownership     f.   Name of parent entity

See attached subsidiary list

7.   During the last 12 months, has the Entity been involved in, or is it presently
considering, any merger, consolidation, acquisition, tender offer, or divestment or sale of its stock in excess of 10% of the total
stock outstanding?                 Yes

If "Yes" provide details:     See attached press releases


8. Has the Entity filed, or contemplated filing, a registration statement with the Securities and Exchange Commission:

a. within the past 12 months?                No
b. within the next 12 months?                No

If "Yes", to either of the above, provide details and furnish a copy of such registration statement if available.

9.a. Within the last 12 months has the Named Entity or any
     Subsidiary made or joined in a Schedule 13-D filing with the
     Securities and Exchange Commission with respect to ownership
     of the securities of another corporation?    Yes
     If "Yes", provide details.  See Attached Schedule 13D

 b.  Within the last 12 months, has the Named Entity or any
     Subsidiary become aware that any person, corporation or other entity has made a Schedule 13-D filing with respect to the ownership of the securities of the Named Entity or any
     Subsidiary?         Yes
     If "Yes", provide details.  See attached schedules

10. Please provide the following insurance information: Per your files.

a. Pension/Fiduciary Liability     Limit     Carrier   Expir Date
b. Commercial Crime/Fidelity       Limit     Carrier   Expir Date
c. General Liability               Limit     Carrier   Expir Date

11.  During the last 12 months has the Entity or any of the
     Directors and Officers been involved in any of the following:
a.   any anti-trust, copyright or patent
     litigation?                        Yes
b.   any civil or criminal action or
     administrative proceeding charging a violation of
     any federal or state security law or regulation?  No
c.   any representative actions, class actions
     or derivative suits?               Yes
d.   other material litigation?         No

If "Yes", to any of the above, please attach full details. Per your files

12. The undersigned declares that to the best of his/her knowledge the statements set forth herein are true and correct and that reasonable efforts have been made to obtain sufficient information from all of the Directors and officers to facilitate the proper and accurate completion of this Application for the proposed Policy. Signing of this Application does not bind the undersigned to complete the insurance, but it is agreed that this Application shall be the basis of the contract should a Policy be issued, and this Application will be attached to and become part of such Policy. The undersigned agrees that if after the date of this Application and prior to the effective date of the Policy, any occurrence, event or other circumstance should render any of the information contained in this Application inaccurate or incomplete, then the undersigned shall notify the Insurer of such occurrence, event or circumstance and shall provide the Insurer with information that would complete, update or correct the information contained in this Application. Any outstanding quotations may be modified or withdrawn at the sole discretion of the Insurer.

13. It is agreed that this Renewal Application and all Application(s) for all policies issued by the Insurer of which the proposed Policy would be a direct or indirect renewal or replacement, copies of which will be attached to the proposed Policy, and any materials submitted or required (which shall be maintained on file by the Insurer and be deemed attached as if physically attached to the proposed Policy), are true and are the basis of the proposed Policy and are to be considered as incorporated into and constituting a part of the proposed Policy.

14. The information requested in this Application is for underwriting purposes only and does not constitute notice to the Insurer under any Policy of a Claim or potential claim.
     All such notices must be submitted to the Insurer pursuant to
     Section VII of the Policy.

The undersigned acknowledges that he or she is aware that Defense
Costs reduce and may exhaust the Limit of Liability. The Insurer is not liable for any Loss (which includes Defense Costs) in excess of the Limit of Liability.

This Application must be signed by the Chairman of the Board or President.

Signed    Edward J. Richardson
Title     Chairman and President
Corporation    Richardson Electronics, Ltd.
Date March 8, 1994


A POLICY CANNOT BE ISSUED UNLESS THE APPLICATION IS PROPERLY SIGNED
AND DATED